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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                  July 20, 2004

                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

                  Louisiana                                   1-12227                               72-110616
(State or other jurisdiction of incorporation)         (Commission File Number)          (IRS Employer Identification No.)


                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)


                                 (225) 932-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)
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EXPLANATORY NOTE.

This Amendment to Current Report on Form 8-K ("Form 8-K/A") is substantially identical to the Current Report on Form 8-K filed on July 15, 2004, being amended hereby with corrected disclosure of domestic and international backlog figures and percentages set forth in Item 12 below.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 15, 2004, The Shaw Group Inc. ("Shaw" or the "Registrant") issued a press release announcing its financial results for the quarter ended May 31, 2004.

The press release was filed as Exhibit 99.1 to the Form 8-K filed on July 15, 2004, and contained an error in the domestic and international backlog figures and percentages stated in the "Backlog by Geography (As of May 31, 2004)" table. The correct domestic backlog figure is $5,077 million, and the correct domestic backlog percentage is 84%. The correct international backlog figure is $950 million, and the correct backlog percentage is 16%.

The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                           (Registrant)


Date: July 20, 2004                 By: /s/ Robert L. Belk
                                        ----------------------------------------
                                        Robert L. Belk, Executive Vice President
                                        and Chief Financial Officer